UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2022 (May 25, 2022)

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Ribbon Communications Inc. (the “Company'”) held its annual meeting of stockholders on May 25, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted upon the matters listed below. A total of 139,327,034 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 92.82% of the Company’s outstanding common stock as of the April 1, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the SEC on April 8, 2022 (the “Proxy Statement”).

Item 1 – Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mariano S. de Beer	123,069,802	1,851,578	624,573	13,781,081
R. Stewart Ewing, Jr.	122,387,959	2,535,874	622,120	13,781,081
Bruns H. Grayson	122,141,987	2,784,898	619,068	13,781,081
Beatriz V. Infante	123,016,390	1,900,139	629,424	13,781,081
Bruce W. McClelland	122,797,000	2,131,212	617,741	13,781,081
Shaul Shani	119,835,999	4,886,691	823,263	13,781,081
Richard W. Smith	119,360,453	5,365,061	820,439	13,781,081
Tanya Tamone	122,768,672	2,153,583	623,698	13,781,081

All of the Company’s nominees named above were elected, having received more votes cast “for” their election than “against” their election.

Item 2 – Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	137,915,637
Votes Against	183,617
Abstentions	1,227,780

Based on the foregoing vote, Item 2 was approved.

Item 3 – The non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement.

Votes For	122,616,746
Votes Against	2,181,646
Abstentions	747,561
Broker Non-Votes	13,781,081

Based on the foregoing vote, Item 3 was approved.

The Compensation Committee of the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

Item 4 – Approval of an amendment to the Company's Amended and Restated 2019 Incentive Award Plan to add additional shares available for grant thereunder.

Votes For	105,109,195
Votes Against	19,754,231
Abstentions	682,527
Broker Non-Votes	13,781,081

Based on the foregoing vote, Item 4 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick W. Macken
		Title:	Executive Vice President, Chief Legal Officer and Secretary